UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2009

Superior Uniform Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-5869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida	33772
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (727) 397-9611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On November 2, 2009, Superior Uniform Group, Inc. ("Superior") issued a press release announcing its consummation of the acquisition of certain assets and the assumption of certain liabilities of Blade Sportswear, Inc. pursuant to an Asset Purchase Agreement dated October 31, 2009. The press release announcing the completion of the foregoing acquisition, is attached as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Superior Uniform Group, Inc. press release, dated November 2, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Uniform Group, Inc. (Registrant)
November 2, 2009 (Date)	/s/ ANDREW D. DEMOTT, JR. Andrew D. Demott, Jr. Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Superior Uniform Group, Inc. press release, dated November 2, 2009.